EXHIBIT 21.1

Exhibit Index

Exhibit No.	Description of Document
3.1
Amended and Restated Articles of Incorporation, as amended (filed with the Securities and Exchange Commission on May 30, 2014 as Exhibit 3.1 to our Annual Report on Form 10-K for the fiscal year ended March 31, 2014 and incorporated herein by reference).

3.2
By-laws, as amended (filed with the Securities and Exchange Commission on May 30, 2014 as Exhibit 3.2 to our Annual Report on Form 10-K for the fiscal year ended March 31, 2014 and incorporated herein by reference).

4.1
Form of Warrant to Purchase Shares of Common Stock of Abaxis, Inc. issued to the National Institute for Strategic Technology Acquisition and Commercialization (filed with the Securities and Exchange Commission on June 13, 2011 as Exhibit 4.3 to our Annual Report on Form 10-K for the fiscal year ended March 31, 2011 and incorporated herein by reference).

4.2	Reference is made to Exhibit 3.1and Exhibit 3.2.

10.1
Lease Agreement with Principal Development Investors, LLC, dated June 21, 2000 (filed with the Securities and Exchange Commission on January 10, 2001 as Exhibit 10.10 to our Registration Statement on Form S-3 and incorporated herein by reference).

10.2*
Amended and Restated Executive Employment Agreement with Mr. Clinton H. Severson, dated October 27, 2010 (filed with the Securities and Exchange Commission on February 9, 2011 as Exhibit 10.1 to our Quarterly Report on Form 10-Q for the quarter ended December 31, 2010 and incorporated herein by reference).

10.3*
2005 Equity Incentive Plan, as amended and restated through November 8, 2012 (filed with the Securities and Exchange Commission on February 11, 2013 as Exhibit 10.4 to our Quarterly Report on Form 10-Q for the quarter ended December 31, 2012 and incorporated herein by reference).

10.4*
Form of Notice of Grant of Restricted Stock Units (time vesting) under the 2005 Equity Incentive Plan (filed with the Securities and Exchange Commission on June 14, 2013 as Exhibit 10.7 to our Annual Report on Form 10-K for the year ended March 31, 2013 and incorporated herein by reference).

10.5*
Form of Notice of Grant of Restricted Stock Units (performance vesting) under the 2005 Equity Incentive Plan (filed with the Securities and Exchange Commission on June 14, 2013 as Exhibit 10.8 to our Annual Report on Form 10-K for the year ended March 31, 2013 and incorporated herein by reference).

10.6*
Abaxis, Inc. Executive Change of Control Severance Plan, as amended as of December 23, 2008 (filed with the Securities and Exchange Commission on February 9, 2009 as Exhibit 10.2 to our Quarterly Report on Form 10-Q for the quarter ended December 31, 2008 and incorporated herein by reference).

10.7*
Fiscal 2015 Base Salary and Target Bonus for the Named Executive Officers (filed with the Securities and Exchange Commission on April 29, 2014 as a part of our Current Report on Form 8-K and incorporated herein by reference).

10.8*
Form of Indemnity Agreement entered into by Abaxis, Inc. with each of its directors and executive officers (filed with the Securities and Exchange Commission on June 13, 2008 as Exhibit 10.22 to our Annual Report on Form 10-K for the fiscal year ended March 31, 2008 and incorporated herein by reference).

10.9+
License Agreement by and between Inverness Medical Switzerland GmbH and Abaxis, Inc., dated January 5, 2009 (filed with the Securities and Exchange Commission on June 12, 2009 as Exhibit 10.22 with our Annual Report on Form 10-K for the fiscal year ended March 31, 2009 and incorporated herein by reference).

10.10
First Amendment to Lease Agreement with Principal Development Investors, LLC, dated as of August 28, 2000 (filed with the Securities and Exchange Commission on June 14, 2010 as Exhibit 10.23 to our Annual Report on Form 10-K for the fiscal year ended March 31, 2010 and incorporated herein by reference).

10.11
Second Amendment to Lease Agreement with Principal Development Investors, LLC, dated as of November 20, 2000 (filed with the Securities and Exchange Commission on June 14, 2010 as Exhibit 10.24 with our Annual Report on Form 10-K for the fiscal year ended March 31, 2010 and incorporated herein by reference).

10.12
Third Amendment to Lease Agreement with Crossroads Technology Partners and Nearon Crossroads, LLC, as successors in interest to Principal Development Investors, LLC, dated as of April 10, 2002 (filed with the Securities and Exchange Commission on June 14, 2010 as Exhibit 10.25 to our Annual Report on Form 10-K for the fiscal year ended March 31, 2010 and incorporated herein by reference).

10.13
Fourth Amendment to Lease Agreement with Whipple Road Holdings, LLC, SFP Crossroads, LLC and Woodstock Bowers, LLC, dated March 11, 2010 (filed with the Securities and Exchange Commission on June 14, 2010 as Exhibit 10.26 to our Annual Report on Form 10-K for the fiscal year ended March 31, 2010 and incorporated herein by reference).

10.14+
Master Agreement, dated as of January 26, 2011, among the National Institute for Strategic Technology Acquisition and Commercialization, the Kansas State University Research Foundation and Abaxis, Inc. (filed with the Securities and Exchange Commission on June 13, 2011 as Exhibit 10.17 to our Annual Report on Form 10-K for the fiscal year ended March 31, 2011 and incorporated herein by reference).

10.15+
Distributor Agreement by and between Lextron, Inc. including subsidiaries TW Medical Veterinary Supply and VetPham and Abaxis, Inc., dated April 1, 2010 (filed with the Securities and Exchange Commission on June 14, 2012 as Exhibit 10.17 to our Annual Report on Form 10-K for the fiscal year ended March 31, 2012 and incorporated herein by reference).

10.16+
Confidential Settlement Agreement by and between Abaxis, Inc. and Cepheid, dated September 24, 2012 (filed with the Securities and Exchange Commission on November 9, 2012 as Exhibit 10.1 to our Quarterly Report on Form 10-Q for the quarter ended September 30, 2012 and incorporated herein by reference).

10.17+
Exclusive Agreement, dated October 26, 2012, by and between Abaxis, Inc. and Abbott Point of Care, Inc. (filed with the Securities and Exchange Commission on July 2, 2013 as Exhibit 10.1 to the Amendment to our Quarterly Report on Form 10-Q for the quarter ended December 31, 2012 and incorporated herein by reference).

10.18
Non-Exclusive Distributor Agreement, dated as of September 28, 2012, by and between MWI Veterinary Supply, Inc. (“MWI”) and Abaxis, Inc. (filed with the Securities and Exchange Commission on November 27, 2012 as Exhibit 10.27 to MWI’s Annual Report on Form 10-K for the fiscal year ended September 30, 2012 and incorporated herein by reference).

10.19+
Letter Agreement, dated as of September 28, 2012, by and between MWI and Abaxis, Inc. (filed with the Securities and Exchange Commission on November 27, 2012 as Exhibit 10.28 to MWI’s Annual Report on Form 10-K for the fiscal year ended September 30, 2012 and incorporated herein by reference).

10.20+
Amendment, dated April 4, 2013, to the Master Agreement by and among the Kansas State University Institute for Commercialization (f/k/a the National Institute for Strategic Technology Acquisition and Commercialization), the Kansas State University Research Foundation, and Abaxis, Inc., dated January 26, 2011 (filed with the Securities and Exchange Commission on August 9, 2013 as Exhibit 10.1 to our Quarterly Report on 10-Q for the quarter ended June 30, 2013 and incorporated herein by reference).

10.21
Amendment to Exclusive Agreement between Abaxis, Inc. and Abbott Point of Care Inc., dated September 30, 2013 (filed with the Securities and Exchange Commission on November 12, 2013 as Exhibit 10.1 to our Quarterly Report on Form 10-Q for the quarter ended September 30, 2013).

21.1
Subsidiaries of Abaxis, Inc. (filed with the Securities and Exchange Commission on May 30, 2014 as Exhibit 21.1 to our Annual Report on Form 10-K for the fiscal year ended March 31, 2014 and incorporated herein by reference).

23.1
Consent of Burr Pilger Mayer, Inc., Independent Registered Public Accounting Firm (filed with the Securities and Exchange Commission on May 30, 2014 as Exhibit 23.1 to our Annual Report on Form 10-K for the fiscal year ended March 31, 2014 and incorporated herein by reference).

24.1
Power of Attorney (included on the signature page to our Annual Report on Form 10-K for the fiscal year ended March 31, 2014 filed with the Securitiees and Exchange Commission on May 30, 2014 and incorporated herein by reference).

31.1	Certification of Chief Executive Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

31.2	Certification of Chief Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

32.1#
Certification of Chief Executive Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (filed with the Securities and Exchange Commission on May 30, 2014 as Exhibit 32.1 to our Annual Report on Form 10-K for the fiscal year ended March 31, 2014 and incorporated herein by reference).

32.2#
Certification of Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (filed with the Securities and Exchange Commission on May 30, 2014 as Exhibit 32.2 to our Annual Report on Form 10-K for the fiscal year ended March 31, 2014 and incorporated herein by reference).

101.INS
XBRL Instance Document (filed with the Securities and Exchange Commission on May 30, 2014 as Exhibit 101.INS to our Annual Report on Form 10-K for the fiscal year ended March 31, 2014 and incorporated herein by reference).

101.SCH
XBRL Taxonomy Extension Schema Document (filed with the Securities and Exchange Commission on May 30, 2014 as Exhibit 101.SCH to our Annual Report on Form 10-K for the fiscal year ended March 31, 2014 and incorporated herein by reference).

101.CAL
XBRL Taxonomy Extension Calculation Linkbase Document (filed with the Securities and Exchange Commission on May 30, 2014 as Exhibit 101.CAL to our Annual Report on Form 10-K for the fiscal year ended March 31, 2014 and incorporated herein by reference).

101.LAB
XBRL Taxonomy Extension Labels Linkbase Document (filed with the Securities and Exchange Commission on May 30, 2014 as Exhibit 101.LAB to our Annual Report on Form 10-K for the fiscal year ended March 31, 2014 and incorporated herein by reference).

101.PRE
XBRL Taxonomy Extension Presentation Linkbase Document (filed with the Securities and Exchange Commission on May 30, 2014 as Exhibit 101.PRE to our Annual Report on Form 10-K for the fiscal year ended March 31, 2014 and incorporated herein by reference).

101.DEF
XBRL Taxonomy Extension Definition Linkbase Document (filed with the Securities and Exchange Commission on May 30, 2014 as Exhibit 101.DEF to our Annual Report on Form 10-K for the fiscal year ended March 31, 2014 and incorporated herein by reference).

+	Confidential treatment of certain portions of this agreement has been granted by the Securities and Exchange Commission.

*	Management contract or compensatory plan or arrangement.

#	This certification is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Form 10-K), irrespective of any general incorporation language contained in such filing.